THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF HighPoint Resources Corporation (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.00 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . HIGHPOINT RESOURCES CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Chief Executive Officer and President By AUTHORIZED SIGNATURE DATE STATE CO RPORATE H IG H P O IN T RE SOU RCES CORPO R ATIO N ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# 43114K 10 8 DD-MMM-YYYY * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ00000000 Certificate Number s 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 1234567890/123456789 0 Total Transactio n Num/No . 123456 Denom . 123456 Tota l 1234567 MR A SAMPL E DESIGN ATION (IF ANY ) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSI P XXXXXX XX X Holder ID XXXXXXXXX X Insurance Value 1,000,000.0 0 Number of Share s 12345 6 DT C 12345678 12345678901234 5 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com